SHARE CAPITAL	6 Months Ended
Jun. 30, 2015
SHARE CAPITAL [Abstract]
SHARE CAPITAL
NOTE 6:	SHARE CAPITAL

a.	Equity financings

On March 22, 2013, The Company entered into a Controlled Equity OfferingSM Sales Agreement (the "2013 Cantor Sales Agreement") with Cantor Fitzgerald & Co., as sales agent ("Cantor"), pursuant to which the Company could offer and sell, from time to time through Cantor, its ordinary shares. The Company terminated the Cantor Sales Agreement on October 13, 2014.

Between March 22, 2013 and October 13, 2014, the Company sold through the 2013 Cantor Sales Agreement an aggregate of 2,532,089 of its ordinary shares and received gross proceeds of $10,096.

Refer to Note 1 for additional information about equity financings during 2015.

b.	Stock-based compensation

During the six month period ended June 30, 2015, the Company's Board of Directors granted employees options to purchase 72,083 ordinary shares of the Company. The exercise prices for such options ranges from $3.62-$3.84 per share, with vesting to occur over 4-4.5 years.

The Company estimates the fair value of stock options granted during the six-month period ended June 30, 2015, under ASC 718 using the Black-Scholes option pricing model with the following weighted-average assumptions: expected volatility of 1.16%; risk free interest rates range between 1.93%-1.96%; dividend yield of 0%; time to maturity of 6.25 years; and options forfeiture rate of 10%.

During the six month periods ended June 30, 2015 and 2014, the Company recorded stock-based compensation in a total amount of $544 and $471, respectively.

During the six month period ended June 30, 2015, the Company's Board of Directors approved the granting of 24,219 Restricted Share Units ("RSUs") to certain employees. Each RSU will convert to one Ordinary share of the Company, one year after the grant.